18. Capital Management	12 Months Ended
Jun. 30, 2019
Capital Management
Capital Management

Management controls the capital of the Group in order to maintain an appropriate debt to equity ratio, provide the shareholders with adequate returns and ensure that the Group can fund its operations and continue as a going concern. Due to the stage that the business is in, managements approach would be to fund the business with equity where required. Management reviews historic and forecast cash flows on a regular basis in order to determine funding needs.

The Group has no debt and capital includes ordinary share capital, supported by financial assets.

 UNRECOGNISED ITEMS

This section of the notes provides information about items that are not recognised in the financial statements as they do not (yet) satisfy the recognition criteria.